UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2023
FLEX LTD.
(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Changi South Lane, Singapore		486123
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (65) 6876-9899
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment and Restatement of the Flex Ltd. 2017 Equity Incentive Plan

On August 2, 2023, Flex Ltd. (the “Company” or “Flex”) held its 2023 Annual General Meeting of Shareholders (“Annual General Meeting”). At the Annual General Meeting, the Company’s shareholders approved the amendment and restatement of the Flex Ltd. 2017 Equity Incentive Plan (the “Plan” and, as amended, the “Amended Equity Plan”). The Amended Equity Plan amends and restates the Plan to, among other things, increase the aggregate number of shares reserved for issuance by 16,300,000 Ordinary Shares, less one share for every one share that is subject to an award granted under the Plan after March 31, 2023 and prior to the effective date of the Amended Equity Plan. The Amended Equity Plan has a term of ten (10) years from the date of its approval by the Company’s shareholders at the Annual General Meeting. A more complete description of the terms of the Amended Equity Plan can be found in “Proposal No. 5: Ordinary Resolution to Approve the Amendment and Restatement of the Flex Ltd. 2017 Equity Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 21, 2023 (the “2023 Proxy Statement”), which description is incorporated herein by reference. The foregoing description and the description incorporated by reference from the 2023 Proxy Statement are qualified in their entirety by reference to the full text of the Amended Equity Plan, which is incorporated by reference hereto as Exhibit 10.1 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 2, 2023, the Company held its 2023 Annual General Meeting. There were 443,513,496 Ordinary Shares entitled to be voted and 408,017,203 Ordinary Shares were voted in person or by proxy at the Annual General Meeting.

At the Annual General Meeting:

(1)    The shareholders re-elected the ten (10) nominees for director.
(2)    The shareholders re-appointed Deloitte & Touche LLP as the Company’s independent auditors for the 2024 fiscal year and authorized the Company’s Board of Directors, upon the recommendation of the Audit Committee of the Board of Directors, to fix their remuneration.
(3)    The shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.
(4)    The shareholders approved, on a non-binding, advisory basis, “Every One Year” as their preferred frequency for holding future advisory votes on the compensation of the Company’s named executive officers.
(5)    The shareholders approved the amendment and restatement of the Flex Ltd. 2017 Equity Incentive Plan.
(6)    The shareholders approved a general authorization for the Company’s Board of Directors to allot and issue Ordinary Shares.
(7)    The shareholders approved the renewal of the Company’s Share Purchase Mandate permitting the Company to purchase or otherwise acquire up to 20% of its own issued and outstanding Ordinary Shares as of the date of the Annual General Meeting.

The Company’s Inspector of Elections certified the following vote tabulations from the Annual General Meeting:

Board of Directors:				Broker
Nominee	For	Against	Abstain	Non-Votes
Revathi Advaithi	383,182,284	544,104	296,736	23,994,079
Michael D. Capellas	378,619,321	5,109,670	294,133	23,994,079
John D. Harris II	381,175,674	2,551,935	295,515	23,994,079
Michael E. Hurlston	383,115,628	607,229	300,267	23,994,079
Erin L. McSweeney	380,210,209	3,526,866	286,049	23,994,079
Charles K. Stevens, III	359,672,314	24,051,184	299,626	23,994,079
Maryrose T. Sylvester	381,558,291	2,178,241	286,592	23,994,079
Lay Koon Tan	379,481,617	4,232,363	309,144	23,994,079
Patrick J. Ward	383,161,400	561,026	300,698	23,994,079
William D. Watkins	377,929,775	5,782,357	310,992	23,994,079

				Broker
	For	Against	Abstain	Non-Votes
Re-appointment of Deloitte & Touche LLP	387,662,312	20,032,716	322,175	—
as the Company's independent auditors for the
2024 fiscal year and to authorize the Board of
Directors, upon the recommendation of the
Audit Committee of the Board of Directors, to
fix their remuneration
				Broker
	For	Against	Abstain	Non-Votes
Non-binding, advisory resolution relating to	371,039,221	8,111,433	4,872,470	23,994,079
the compensation of the Company's named
executive officers
	1 Year	2 Years	3 Years	Abstain
Non-binding, advisory resolution relating to the	373,864,751	121,931	9,722,524	313,918
frequency of the non-binding, advisory vote on
the compensation of the Company’s named
executive officers

Based on the results of the vote on the proposal regarding the non-binding, advisory resolution relating to the frequency of the non-binding, advisory vote on the compensation of the Company’s named executive officers, the Board of Directors has determined to hold an annual advisory vote on the compensation of the Company’s named executive officers until the next required vote on the frequency of shareholders’ votes on the compensation of the Company’s named executive officers.

				Broker
	For	Against	Abstain	Non-Votes
Resolution to approve the amendment and	370,869,293	12,798,526	355,305	23,994,079
restatement of the Flex Ltd. 2017 Equity
Incentive Plan
				Broker
	For	Against	Abstain	Non-Votes
General authorization for the Board of	365,959,590	17,971,743	91,791	23,994,079
Directors to allot and issue Ordinary Shares
				Broker
	For	Against	Abstain	Non-Votes
Renewal of the Share Purchase Mandate	375,696,112	7,193,380	1,133,632	23,994,079
relating to acquisitions by the Company of
up to 20% of its issued and outstanding
Ordinary Shares as of the date of the Annual
General Meeting

Item 8.01    Other Events.

The Company announced that it has received shareholder approval to purchase up to 20% of the Company’s issued and outstanding Ordinary Shares, and the Company’s Board of Directors has authorized management to continue its share repurchase plan for the Company’s issued Ordinary Shares in an aggregate amount not to exceed $2 billion. Share repurchases, if any, will be made in the open market and in compliance with SEC Rule 10b-18. The timing and actual number of shares repurchased will depend on a variety of factors including price, market conditions and applicable legal requirements. The share repurchase program does not obligate the Company to repurchase any specific number of shares and may be suspended or terminated at any time without prior notice.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEX LTD.

Date: August 7, 2023

	By:	/s/ Paul R. Lundstrom
		Name: Title:	Paul R. Lundstrom Chief Financial Officer

5